                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 1, 2007

                                   SWMX, INC.
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                    333-130586                20-5296949
       --------                    ----------                ----------
(State or other jurisdiction    (Commission File            (IRS Employer
    of incorporation)               Number)               Identification No.)

                   1 Bridge Street
                    Irvington, NY                             10533
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       (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code: (914) 406-8400

            --------------------------------------------------------
          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;  CHANGE IN FISCAL
            YEAR.

      On November 1, 2007,  SWMX, Inc. (the "Company") filed an amendment to its certificate  of  incorporation,  as  approved  by a  majority  of the  Company's stockholders,  to  increase  the number of shares  authorized  for  issuance  to
300,000,000  shares from  250,000,000  shares.  The  amendment to the  Company's certificate of incorporation increases the number of shares of common stock that the Company is authorized to issue to up to  290,000,000  shares of common stock from up to  240,000,000  shares of common stock.  A copy of the amendment to the
Company's certificate of incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

       The exhibits  listed in the following  Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                           Description
      -----------                           -----------
          3.1        Certificate of Amendment to Certificate of Incorporation of
                     the Registrant dated November 1, 2007

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Date: November 1, 2007                   SWMX, INC.

                                         By: /s/ James Caci
                                            ------------------------------------
                                            James Caci
                                            Chief Financial Officer

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